Exhibit 99.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Microvision, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

                1)     the Company’s Form 10Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                2)     the information contained in the Company’s Form 10Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard A. Raisig

Richard A. Raisig
Chief Executive Officer

Dated: August 14, 2002